

<ARTICLE>                     5
<LEGEND>
                              This   Exhibit    contains    summary    financial
                              information   extracted   from  the   Registrant's
                              unaudited  consolidated  financial  statements for
                              the  period  ended   September  30,  1997  and  is
                              qualified  in its  entirety by  reference  to such
                              financial  statements.  This Exhibit  shall not be
                              deemed  filed for  purposes  of  Section 11 of the
                              Securities  Act  of  1933  and  Section  18 of the
                              Securities  Exchange  Act of  1934,  or  otherwise
                              subject to the  liability  of such  sections,  nor
                              shall  it be  deemed  a part of any  other  filing
                              which   incorporates  this  report  by  reference,
                              unless such other  filing  expressly  incorporates
                              this Exhibit by reference.
</LEGEND>
<MULTIPLIER>                                     1,000
<CURRENCY>                                U.S. DOLLARS

<PERIOD-TYPE>                   9-MOS
<FISCAL-YEAR-END>                        DEC-31-1997
<PERIOD-START>                           JAN-01-1997
<PERIOD-END>                             SEP-30-1997
<EXCHANGE-RATE>                                    1
<CASH>                                         1,203
<SECURITIES>                                       0
<RECEIVABLES>                                  9,141
<ALLOWANCES>                                     216
<INVENTORY>                                    6,942
<CURRENT-ASSETS>                              17,811
<PP&E>                                         3,720
<DEPRECIATION>                                   912
<TOTAL-ASSETS>                                24,183
<CURRENT-LIABILITIES>                          6,065
<BONDS>                                        7,684
<PREFERRED-MANDATORY>                              0
<PREFERRED>                                        0
<COMMON>                                           4
<OTHER-SE>                                    10,430
<TOTAL-LIABILITY-AND-EQUITY>                  24,183
<SALES>                                       36,176
<TOTAL-REVENUES>                              36,176
<CGS>                                         24,033
<TOTAL-COSTS>                                 24,033
<OTHER-EXPENSES>                              10,107
<LOSS-PROVISION>                                   0
<INTEREST-EXPENSE>                               489
<INCOME-PRETAX>                                1,547
<INCOME-TAX>                                     514
<INCOME-CONTINUING>                            1,033
<DISCONTINUED>                                     0
<EXTRAORDINARY>                                    0
<CHANGES>                                          0
<NET-INCOME>                                   1,033
<EPS-PRIMARY>                                    .24
<EPS-DILUTED>                                    .24

